Exhibit 10.15

ORTHO-CLINICAL DIAGNOSTICS BERMUDA CO. LTD.

2014 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

GRANT NOTICE

Ortho-Clinical Diagnostics Bermuda Co. Ltd. (the “Company”), pursuant to its 2014 Equity Incentive Plan, as amended from time to time (the “Plan”), hereby grants to the holder listed below (“Participant”) the number of Restricted Stock Units (the “RSUs”) set forth below. The RSUs are subject to the terms and conditions set forth in this Restricted Stock Unit Grant Notice (the “Grant Notice”) and the Restricted Stock Unit Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in the Grant Notice and the Agreement.

Participant:	Robert Yates

Grant Date:	December 15, 2020

Number of RSUs:	200,000

Type of Shares Issuable:	Common Stock

Vesting Schedule:	The RSUs will vest in full in a single installment on the date that is six months following the closing date of an IPO, provided that an IPO occurs on or before December 31, 2021. If an IPO does not occur on or before December 31, 2021, the RSUs will vest in full in a single installment on January 2, 2022. Vesting of RSUs is, in each case, subject to earlier vesting as may be set forth in the Agreement.

By his or her signature, and the Company’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and the Grant Notice. Participant has reviewed the Agreement, the Plan and the Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Grant Notice and fully understands all provisions of the Grant Notice, the Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, the Grant Notice or the Agreement.

ORTHO-CLINICAL DIAGNOSTICS		PARTICIPANT
BERMUDA CO. LTD.

HOLDER:

By:	/s/ Michael A. Schlesinger	By:	/s/ Robert Yates
Print Name:	Michael A. Schlesinger	Print Name:	Robert Yates
Title:	EVP, General Counsel & Secretary

EXHIBIT A

TO RESTRICTED STOCK UNIT GRANT NOTICE

RESTRICTED STOCK UNIT AGREEMENT

Pursuant to the Grant Notice to which this Agreement is attached, the Company has granted to Participant the number of RSUs set forth in the Grant Notice.

ARTICLE I.

GENERAL

1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan or the Grant Notice. For purposes of this Agreement and the Grant Notice, “IPO” means an initial public offering of the Company’s Common Stock (or successor securities) or any other transaction of any kind that results in the Common Stock (or successor securities) becoming listed on a national securities exchange.

1.2 Incorporation of Terms of Plan. The RSUs and the shares of Common Stock (“Stock”) to be issued to Participant hereunder (“Shares”) are subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE II.

AWARD OF RESTRICTED STOCK UNITS

2.1 Award of RSUs.

(a) In consideration of Participant’s past and/or continued employment with or service to the Company or a Subsidiary and for other good and valuable consideration, effective as of the grant date set forth in the Grant Notice (the “Grant Date”), the Company has granted to Participant the number of RSUs set forth in the Grant Notice, upon the terms and conditions set forth in the Grant Notice, the Plan and this Agreement. Each RSU represents the right to receive one Share or, at the option of the Company, an amount of cash as set forth in Section 2.3(b), in either case, at the times and subject to the conditions set forth herein. However, unless and until the RSUs have vested, Participant will have no right to the payment of any Shares subject thereto. Prior to the actual delivery of any Shares, the RSUs will represent an unsecured obligation of the Company, payable only from the general assets of the Company.

2.2 Vesting of RSUs.

(a) Subject to Participant’s continued employment with or service to the Company or a Subsidiary on the applicable vesting date and subject to the terms of this Agreement, the RSUs shall vest at such time as is set forth in the Grant Notice.

(b) In the event Participant incurs a Termination of Service as a result of a termination by the Company without Cause or due to Participant’s death or Disability, the RSUs shall immediately vest in full, effective as of immediately prior to such Termination of Service. Subject to the foregoing, if Participant incurs a Termination of Service for any other reason prior to vesting, except as may be otherwise provided by the Administrator or as set forth in a written agreement between Participant and the Company, Participant shall immediately forfeit any and all RSUs granted under this Agreement which have not vested or do not vest on or prior to the date on which such Termination of Service occurs, and Participant’s rights in any such RSUs which are not so vested shall lapse and expire.

2.3 Distribution or Payment of RSUs.

(a) Participant’s RSUs shall be distributed in Shares (either in book-entry form or otherwise), subject to payment of the nominal or par value thereof if required under applicable law, or, at the option of the Company, paid in an amount of cash as set forth in Section 2.3(b), in either case, as soon as administratively practicable following both (i) the vesting of the applicable RSU and (ii) a determination by the Company that a sufficient amount of the Shares can reasonably be liquidated to allow for satisfaction of Participant’s tax liabilities associated with the Shares, but in all events no later than March 15 of the calendar year following the calendar year in which the RSUs vest.

(b) In the event that the Company elects to make payment of Participant’s RSUs in cash, the amount of cash payable with respect to each RSU shall be equal to the Fair Market Value of a Share on the day immediately preceding the applicable distribution or payment date set forth in Section 2.3(a). All distributions made in Shares shall be made by the Company in the form of whole Shares, and any fractional share shall be distributed in cash in an amount equal to the value of such fractional share determined based on the Fair Market Value as of the date immediately preceding the date of such distribution.

2.4 Conditions to Issuance of Certificates. The Company shall not be required to issue or deliver any certificate or certificates for any Shares prior to the fulfillment of all of the following conditions: (A) the admission of the Shares to listing on all stock exchanges on which such Shares are then listed, (B) the completion of any registration or other qualification of the Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable, and (C) the obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable.

2.5 Tax Withholding. Notwithstanding any other provision of this Agreement:

(a) The Participant is ultimately liable and responsible for all taxes owed in connection with the RSUs, regardless of any action the Company or any of its subsidiaries takes with respect to any tax withholding obligations that arise in connection with the RSUs. Neither the Company nor any of its subsidiaries makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding or vesting of the RSUs or the subsequent sale of shares. The Company and its subsidiaries do not commit and are under no obligation to structure the RSUs to reduce or eliminate the Participant’s tax liability.

(b) Prior to any tax withholding becoming due, the Participant must make arrangements acceptable to the Administrator to satisfy such withholding and must satisfy such tax withholdings when due. To the extent permitted by the Administrator or if otherwise authorized pursuant to Section 2.5(c) below, the Company will withhold a portion of the Shares distributable in connection with the RSUs that have an aggregate fair market value sufficient to pay the minimum federal, state and local income, employment and any other applicable taxes required to be withheld by the Company or the employing subsidiary with respect to the shares. Notwithstanding any contrary provision of this Agreement, no Shares will be issued by the Company unless and until satisfactory arrangements (as determined by the Administrator) have been made by the Participant with respect to the payment of any income and other taxes which the Company determines must be withheld or collected as of the payment date with respect to such Shares. In addition and to the maximum extent permitted by Applicable Law, and to the extent other satisfactory arrangements are not made by the Participant, the Company (or the employing subsidiary) has the right to retain from salary or other amounts payable to the Participant, cash having a value sufficient to satisfy any tax withholding obligations that cannot be satisfied by the withholding of otherwise deliverable Shares and any other arrangements made by the Participant.

(c) In the event Shares are to be distributed to the Participant pursuant to Section 2.3(a) prior to the occurrence of an IPO, then Participant shall have the right to cause the Company to withhold from the Shares otherwise distributable to Participant a number of Shares having a Fair Market Value equal to the amount of federal, state and local income and employment taxes due or that will become due as a result of such distribution of Shares and to remit an equivalent cash amount on Participant’s behalf to the applicable taxing authorities.

2.6 Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book-entry form) will have been issued and recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). Except as otherwise provided herein, after such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to such Shares, including, without limitation, the right to receipt of dividends and distributions on such Shares.

ARTICLE III.

OTHER PROVISIONS

3.1 Administration. The Administrator shall have the power to interpret the Plan, the Grant Notice and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan, the Grant Notice and this Agreement as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator will be final and binding upon Participant, the Company and all other interested persons. To the extent allowable pursuant to Applicable Law, no member of the Committee or the Board will be personally liable for any action, determination or interpretation made with respect to the Plan, the Grant Notice or this Agreement.

3.2 RSUs Not Transferable. The RSUs may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the Shares underlying the RSUs have been issued, and all restrictions applicable to such Shares have lapsed. No RSUs or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

3.3 Shares Subject to Plan and Stockholders Agreement. The Participant acknowledges that the Shares are subject to the terms of the Plan and, if applicable, the Stockholders Agreement and that, if applicable, the Participant must execute the Stockholders Agreement prior to receiving any Shares under this Agreement. In the event of a conflict between the terms of this Agreement and the Plan or the Stockholders Agreement, the terms of the Plan or Stockholders Agreement, as applicable, will control.

3.4 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office, and any notice to be given to Participant shall be addressed to Participant at Participant’s last address reflected on the Company’s records. By a notice given pursuant to this Section 3.4, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

3.5 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

3.6 Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

3.7 Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws, including, without limitation, the provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the RSUs are granted, only in such a manner as to conform to Applicable Law. To the extent permitted by Applicable Law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to Applicable Law.

3.8 Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board, provided that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the RSUs in any material way without the prior written consent of Participant.

3.9 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in Section 3.2 and the Plan, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

3.10 Not a Contract of Employment. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue to serve as an employee or other service provider of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant.

3.11 Entire Agreement. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

3.12 Section 409A. This Award is not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). However, notwithstanding any other provision of the Plan, the Grant Notice or this Agreement, if at any time the Administrator determines that this Award (or any portion thereof) may be subject to Section 409A, the Administrator shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other person for failure to do so) to adopt such amendments to the Plan, the Grant Notice or this Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate for this Award either to be exempt from the application of Section 409A or to comply with the requirements of Section 409A.

3.13 Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

3.14 Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant shall have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the RSUs.

3.15 Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which shall be deemed an original and all of which together shall constitute one instrument.

*             *             *